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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 2 to Form S-4 of Shire plc of our report dated March 17, 2016 relating to the financial statements of Dyax Corp., which appears in Shire plc's Current Report on Form 8-K dated January 22, 2016, as amended on March 17, 2016. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2016

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM